--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 21, 2004

                              Datatec Systems, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

             Delaware                   000-20688               94-2914253
   (State or Other Jurisdiction        (Commission             (IRS Employer
        of Incorporation)             File Number)          Identification No.)

            1275 Alderman Drive, Alpharetta, Georgia              30005
--------------------------------------------------------------------------------
            (Address of Principal Executive Offices)             (Zip Code)

       Registrant's telephone number, including area code: (770) 667-8488
                                                           --------------

--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

      Check the  appropriate  box below if the Form 8-K  filing is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written  communications  pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

      |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

      On October 21, 2004, Datatec Systems,  Inc. issued a press release, a copy of which is filed as Exhibit  99.1 to this report and the  contents of which are incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)         Exhibits

Exhibit Number          Description
--------------          -----------

99.1                    Press Release, dated October 21, 2004.

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DATATEC SYSTEMS, INC.

Date: October 21, 2004             By:/s/ Richard K. Davis
                                      --------------------
                                      Name:   Richard K. Davis
                                      Title:  Vice President and General Counsel